UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 12, 2024

Beyond Air, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38892	47-3812456
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Stewart Avenue, Suite 301

Garden City, NY 11530

(Address of Principal Executive Offices and Zip Code)

(516) 665-8200

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	XAIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Conditions.

On February 12, 2024, Beyond Air, Inc. (the “Company”) issued a press release announcing financial results for the third quarter of its Fiscal Year 2024. A copy of the press release is furnished hereto as Exhibit 99.1 hereto.

This information, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On February 14, 2024, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with Jeff Myers, M.D., Ph.D, the Company’s Chief Medical Officer, in connection with Dr. Myers’s transition from his position as the Company’s Chief Medical Officer to a consultant. Dr. Myers’s last day of employment is on or about February 16, 2024. The Consulting Agreement sets forth Dr. Myers’s consideration as a consultant and the terms pursuant to which Dr. Myers will assist the Company in the transition of his roles and continue in a consulting capacity until July 31, 2024, beginning as of the effective date of the Consulting Agreement (the “Consulting Period”). During the Consulting Period, Dr. Myers will continue to provide services to the Company on a non-exclusive basis, unless the Consulting Agreement is earlier terminated by either party in accordance with its terms. In exchange for his services, the Company will pay Dr. Myers a fee of $16,000 per month during the Consulting Period.

Item 9.01 Financial  Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release from Beyond Air, Inc., dated February 12, 2024.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND AIR, Inc.

Date: February 16, 2024	By:	/s/ Steven A. Lisi
	Name:	Steven A. Lisi
	Title	Chief Executive Officer